EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Dennis E. Gershenson, President and Chief Executive Officer of Ramco-Gershenson Properties Trust (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2003	/s/ DENNIS E. GERSHENSON --------------------------------------------------- Dennis E. Gershenson President and Chief Executive Officer